                                                                   EXHIBIT 16(a)

                            PARKSTONE ADVANTAGE FUND
                          COMPUTATION OF TOTAL RETURNS

EXAMPLES INVOLVING A
HYPOTHETICAL INVESTMENT OF $1,000
---------------------------------

                       -                                 -
AVERAGE ANNUAL         |REDEEMABLE VALUE AT THE END OF   |       (1/NUMBER
TOTAL RETURN =         |THE PERIOD OF SHARES PURCHASED   |       OF YEARS)
                       |WITH $1,000 PLUS ANY DIVIDENDS   |
                       |OR DISTRIBUTIONS ON SUCH SHARES  |                 - 1
                       | ------------------------------  |
                       |VALUE AT BEGINNING OF PERIOD     |
                       -                                 -
                       -                                 -
AGGREGATE              |REDEEMABLE VALUE AT THE END OF   |
TOTAL RETURN =         |THE PERIOD OF SHARES PURCHASED   |
                       |WITH $1,000 PLUS ANY DIVIDENDS   |                 - 1
                       |OR DISTRIBUTIONS ON SUCH SHARES  |
                       | ------------------------------  |
                       |VALUE AT BEGINNING OF PERIOD     |
                       -                                 -
EXAMPLES:
---------

1/1/YR0           =        DATE OF FUND INCEPTION
6/30/YR12         =        DATE OF CALCULATIONS

$1,246.9          =        VALUE OF SHARES ON 7/1/YR2
$1,775.2          =        VALUE OF SHARES ON 7/1/YR7
$2,104.7          =        VALUE OF SHARES ON 7/1/YR11
$2,223.5          =        REDEEMABLE VALUE OF SHARES ON 6/30/YR12

                                             -         -(1/12.5)
  AVERAGE ANNUAL TOTAL RETURN                | 2,233.5 |
                                             | ------- |        - 1 = 6.60%
  SINCE INCEPTION:                           |  1,000  |
                                             -         -

                                             -         -
  ONE-YEAR PERIOD ENDED 6/30/YR12:           | 2,223.5 |
                                             | ------- | - 1 = 5.64%
                                             | 2,104.7 |
                                             -         -

                                             -         -(1/5)
  FIVE-YEAR PERIOD ENDED 6/30/YR12:          | 2,223.5 |
                                             | ------- |      - 1 = 4.61%
                                             | 1,775.2 |
                                             -         -

                                             -         -(1/10)
  TEN-YEAR PERIOD ENDED 6/30/YR12:           | 2,223.5 |
                                             | ------- |      - 1 = 5.95%
                                             | 1,246.9 |
                                             -         -



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                                             -         -
  AGGREGATE TOTAL RETURN                     | 2,233.5 |
                                             | ------- | - 1 = 122.35%
  SINCE INCEPTION:                           |  1,000  |
                                             -         -

                                             -         -
  ONE-YEAR PERIOD ENDED 6/30/YR12:           | 2,223.5 |
                                             | ------- | - 1 = 5.64%
                                             | 2,104.7 |
                                             -         -

                                             -         -
  FIVE-YEAR PERIOD ENDED 6/30/YR12:          | 2,223.5 |
                                             | ------- | - 1 = 25.25%
                                             | 1,775.2 |
                                             -         -

                                             -         -
  TEN-YEAR PERIOD ENDED 6/30/YR12:           | 2,223.5 |
                                             | ------- | - 1 = 78.32%
                                             | 1,246.9 |
                                             -         -






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